Exhibit 99.1

Vroom Announces Third Quarter 2026 Results

$91.1 million stockholders' equity as of September 30, 2026

NEW YORK – November 10, 2026 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the third quarter ended September 30, 2026.

HIGHLIGHTS OF THIRD QUARTER 2026

•
$91.1 million stockholders' equity as of September 30, 2026 and $80.2 million tangible book value(1) as of September 30, 2026
•
$64.2 million consolidated total available liquidity(2) as of September 30, 2026, consisting of:
o
$33.0 million cash and cash equivalents
o
$4.2 million liquidity available to UACC under the warehouse credit facilities
o
$27.0 million available liquidity from delayed draw facility
•
$9.8 million net loss for the third quarter 2026
•
$10.5 million net loss attributable to controlling interest and common shareholders for the third quarter 2026
•
$8.7 million adjusted net loss(3) for the third quarter 2026
•
$5.7 million increase in net loss and $30.0 million decrease in adjusted net loss(3) for the trailing twelve months ended September 30, 2026(4) compared to trailing twelve months ended September 30, 2025(4)
•
$16.9 million year-over-year improvement in net loss for the third quarter 2026, primarily driven by lower mark to market losses due to our rebuilt internal customer scoring model. $10.4 million quarter over quarter increase in net loss, primarily driven by higher mark to market losses due to seasonality, rising interest rates and higher lifetime loss expectations on our legacy vintages underwritten prior to the implementation of our rebuilt internal customer scoring model in September 2025.
•
$460 to $485 million updated full year indirect origination volume guidance and $30 to $35 million updated full year adjusted net loss(5) guidance to reflect third quarter results.

(1)	Tangible book value is a non-GAAP measure and represents total stockholders' equity of $91.1 million, excluding intangible assets of $10.9 million as of September 30, 2026.
(2)

Total available liquidity is a non-GAAP measure and represents $33.0 million of unrestricted cash and cash equivalents, as well as $4.2 million of availability from warehouse credit facilities, and $27.0 million of availability from delayed draw facility.

(3)	Adjusted net income (loss) is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see Non-GAAP Financial Measures section below.
(4)

Adjusted net income (loss) for the trailing twelve months ended September 30, 2026 and trailing twelve months ended September 30, 2025 are non-GAAP measures, and trailing twelve months ended September 30, 2025 includes non-GAAP combined results for the three months ended March 31, 2025. For a definition and reconciliation to the most comparable GAAP measure, please see Non-GAAP Financial Measures section below.

(5)

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for the full year 2026 Financial Outlook is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future the amounts of which may be material. We have provided a reconciliation of GAAP to non-GAAP financial measures for historical periods in the reconciliation table in the Non-GAAP Financial Measures below.

Tom Shortt, Chief Executive Officer of Vroom, said, "In the third quarter of 2026, adjusted net loss improved significantly year-over-year as we continue to see the benefits of our rebuilt internal customer scoring model, which was implemented in September 2025. We also continue to make significant investments in our Next-Generation Technology Platform and we are pleased with the rollout of our Next-Generation FastLane dealer portal."

Jon Sandison, Chief Financial Officer of Vroom, added, "During the third quarter, we further strengthened our balance sheet by issuing preferred stock units in our subsidiary, Vroom Automotive, for aggregate gross proceeds of $20 million. We ended the quarter with total available liquidity of $64.2 million, and remain focused on disciplined expense management. On October 15, 2026, we completed our 19th securitization transaction, issuing approximately $234.2 million aggregate principal amount of fixed rate asset-backed securities."

Fresh Start Accounting

As a result of emerging from a voluntary proceeding (the “Prepackaged Chapter 11 Case”) under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time, on January 14, 2025, (the "Effective Date") and qualifying for the application of fresh-start accounting, at the Effective Date, Vroom’s assets and liabilities were recorded at their estimated fair values which, in some cases, are significantly different than amounts included in our financial statements prior to the Effective Date. Accordingly, our consolidated financial statements after the Effective Date are not comparable with our consolidated financial statements on or before that date. References to “Successor” relate to our financial position and results of operations after the Effective Date. References to “Predecessor” refer to our financial position and results of operations on or before the Effective Date.

The combined results (referenced as “Non-GAAP Combined” or “Combined”) for the nine months ended September 30, 2025, represent the sum of the reported amounts for the Predecessor period from January 1, 2025, through January 14, 2025, and the Successor period from January 15, 2025, through September 30, 2025. These combined results are not considered to be prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined nine months ended September 30, 2025, (prepared on a Non-GAAP basis) and nine months ended September 30, 2026, (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

THIRD QUARTER 2026 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted. The following financial information is unaudited.

	Three Months Ended September 30,
	2026	2025	$ Change	% Change
	(in thousands)
Interest income	$43,653	$44,829	$(1,176)	(2.6)%

Interest expense:
Warehouse credit facility	4,472	4,544	(72)	(1.6)%
Securitization debt	7,458	8,771	(1,313)	(15.0)%
Total interest expense	11,930	13,315	(1,385)	(10.4)%
Net interest income	31,723	31,514	209	0.7%

Realized and unrealized losses, net of recoveries	20,404	43,202	(22,798)	(52.8)%
Net interest income after losses and recoveries	11,319	(11,688)	23,007	196.8%

Noninterest income:
Servicing income	922	1,088	(166)	(15.3)%
Warranties and GAP income, net	2,678	3,152	(474)	(15.0)%
CarStory revenue	1,261	1,347	(86)	(6.4)%
Other income	1,863	3,924	(2,061)	(52.5)%
Total noninterest income	6,724	9,511	(2,787)	(29.3)%

Expenses:
Compensation and benefits	17,191	16,287	904	5.6%
Professional fees	2,481	1,538	943	61.3%
Software and IT costs	3,312	3,062	250	8.2%
Depreciation and amortization	1,569	998	571	57.2%
Interest expense on corporate debt	1,043	706	337	47.7%
Other expenses	2,248	2,230	18	0.8%
Total expenses	27,844	24,821	3,023	12.2%

Loss from continuing operations before provision for income taxes	(9,801)	(26,998)	17,197	63.7%
(Benefit) provision for income taxes from continuing operations	24	144	(120)	(83.3)%
Net loss from continuing operations	$(9,825)	$(27,142)	$17,317	63.8%
Net (loss) income from discontinued operations	$(22)	$366	$(388)	(106.0)%
Net loss	$(9,847)	$(26,776)	$16,929	63.2%
Preferred stock dividends attributable to noncontrolling interests of subsidiary	$(696)	$—	$(696)	100.0%
Net loss attributable to controlling interest and common shareholders	$(10,543)	$(26,776)	$16,233	60.6%

	Successor		Predecessor	Non-GAAP Combined	Non-GAAP	Non-GAAP
	Nine months ended September 30,	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine months ended September 30,
	2026	2025	2025	2025	$ Change	% Change
	(in thousands)
Interest income	$129,734	$127,734	$7,183	$134,917	$(5,183)	(3.8)%

Interest expense:
Warehouse credit facility	11,307	12,421	1,017	13,438	(2,131)	(15.9)%
Securitization debt	24,664	25,202	1,178	26,380	(1,716)	(6.5)%
Total interest expense	35,971	37,623	2,195	39,818	(3,847)	(9.7)%
Net interest income	93,763	90,111	4,988	95,099	(1,336)	(1.4)%

Realized and unrealized losses, net of recoveries	55,750	73,802	6,792	80,594	(24,844)	(30.8)%
Net interest income (loss) after losses and recoveries	38,013	16,309	(1,804)	14,505	23,508	162.1%

Noninterest income:
Servicing income	2,986	3,601	192	3,793	(807)	(21.3)%
Warranties and GAP income, net	8,655	10,876	307	11,183	(2,528)	(22.6)%
CarStory revenue	3,891	5,585	432	6,017	(2,126)	(35.3)%
Other income	7,060	8,472	113	8,585	(1,525)	(17.8)%
Total noninterest income	22,592	28,534	1,044	29,578	(6,986)	(23.6)%

Expenses:
Compensation and benefits	55,088	53,445	2,823	56,268	(1,180)	(2.1)%
Professional fees	8,985	8,898	297	9,195	(210)	(2.3)%
Software and IT costs	9,717	8,884	457	9,341	376	4.0%
Depreciation and amortization	4,391	2,315	1,057	3,372	1,019	30.2%
Interest expense on corporate debt	3,318	1,884	176	2,060	1,258	61.1%
Impairment charges	—	4,156	—	4,156	(4,156)	(100.0)%
Other expenses	7,230	7,433	371	7,804	(574)	(7.4)%
Total expenses	88,729	87,015	5,181	92,196	(3,467)	(3.8)%

Loss from continuing operations before provision for income taxes	(28,124)	(42,172)	(5,941)	(48,113)	19,989	41.5%
Reorganization items, net	—	—	51,036	51,036	(51,036)	(100.0)%
(Loss) income from continuing operations before provision for income taxes	(28,124)	(42,172)	45,095	2,923	(31,047)	(1,062.2)%
Provision for income taxes from continuing operations	192	353	5	358	(166)	(46.4)%
Net (loss) income from continuing operations	$(28,316)	$(42,525)	$45,090	$2,565	$(30,881)	(1,203.9)%
Net income (loss) from discontinued operations	$39	$878	$(4)	$874	$(835)	(95.5)%
Net (loss) income	$(28,277)	$(41,647)	$45,086	$3,439	$(31,716)	(922.2)%
Preferred stock dividends attributable to noncontrolling interests of subsidiary	$(1,958)	$—	$—	$—	$(1,958)	100.0%
Net (loss) income attributable to controlling interest and common shareholders	$(30,235)	$(41,647)	$45,086	$3,439	$(33,674)	(979.2)%

Results by Segment

UACC

	Three Months Ended September 30,
	2026	2025	Change	% Change
	(in thousands)
Interest income	$43,653	$44,829	$(1,176)	(2.6)%

Interest expense:
Warehouse credit facility	4,472	4,544	(72)	(1.6)%
Securitization debt	7,458	8,771	(1,313)	(15.0)%
Total interest expense	11,930	13,315	(1,385)	(10.4)%
Net interest income	31,723	31,514	209	0.7%

Realized and unrealized losses, net of recoveries	20,547	43,550	(23,003)	(52.8)%
Net interest income after losses and recoveries	11,176	(12,036)	23,212	192.9%

Noninterest income:
Servicing income	922	1,088	(166)	(15.3)%
Warranties and GAP income, net	3,106	2,855	251	8.8%
Other income	1,826	1,883	(57)	(3.0)%
Total noninterest income	5,854	5,826	28	0.5%

Expenses:
Compensation and benefits	15,235	14,072	1,163	8.3%
Professional fees	1,526	826	700	84.7%
Software and IT costs	3,211	2,502	709	28.3%
Depreciation and amortization	1,471	887	584	65.8%
Interest expense on corporate debt	465	664	(199)	(29.9)%
Other expenses	1,806	1,736	70	4.0%
Total expenses	23,714	20,687	3,027	14.6%

Preferred stock dividends attributable to noncontrolling interests of subsidiary	(696)	—	(696)	100.0%

Adjusted net loss	$(5,806)	$(25,784)	$19,978	77.5%

Stock compensation expense	$1,227	$1,112	$115	10.3%
Severance	$348	$—	$348	100.0%

	Successor		Predecessor	Non-GAAP Combined	Non-GAAP	Non-GAAP
	Nine months ended September 30,	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine months ended September 30,
	2026	2025	2025	2025	Change	% Change
	(in thousands)
Interest income	$129,734	$127,734	$7,254	$134,988	$(5,254)	(3.9)%

Interest expense:
Warehouse credit facility	11,307	12,421	1,017	13,438	(2,131)	(15.9)%
Securitization debt	24,664	25,202	1,178	26,380	(1,716)	(6.5)%
Total interest expense	35,971	37,623	2,195	39,818	(3,847)	(9.7)%
Net interest income	93,763	90,111	5,059	95,170	(1,407)	(1.5)%

Realized and unrealized losses, net of recoveries	56,127	75,123	7,647	82,770	(26,643)	(32.2)%
Net interest income (loss) after losses and recoveries	37,636	14,988	(2,588)	12,400	25,236	203.5%

Noninterest income:
Servicing income	2,986	3,601	192	3,793	(807)	(21.3)%
Warranties and GAP income, net	9,074	10,099	390	10,489	(1,415)	(13.5)%
Other income	6,952	6,096	66	6,162	790	12.8%
Total noninterest income	19,012	19,796	648	20,444	(1,432)	(7.0)%

Expenses:
Compensation and benefits	48,324	45,209	2,398	47,607	717	1.5%
Professional fees	5,879	5,328	172	5,500	379	6.9%
Software and IT costs	9,355	7,276	367	7,643	1,712	22.4%
Depreciation and amortization	4,087	1,994	817	2,811	1,276	45.4%
Interest expense on corporate debt	1,512	1,842	85	1,927	(415)	(21.6)%
Impairment charges	—	3,479	—	3,479	(3,479)	(100.0)%
Other expenses	5,826	5,558	262	5,820	6	0.1%
Total expenses	74,983	70,686	4,101	74,787	196	0.3%

Provision for income taxes from continuing operations	—	39	—	39	(39)	(100.0)%

Preferred stock dividends attributable to noncontrolling interests of subsidiary	(1,958)	—	—	—	(1,958)	100.0%

Adjusted net loss	$(16,309)	$(29,913)	$(5,910)	$(35,823)	$19,514	54.5%

Stock compensation expense	$3,485	$2,521	$127	$2,648	$837	31.6%
Severance	$499	$28	$4	$32	$467	1,459.4%

CarStory

	Three Months Ended September 30,
	2026	2025	Change	% Change
	(in thousands)
Noninterest income:
CarStory revenue	$1,261	$1,347	$(86)	(6.4)%
Other income	37	35	2	5.7%
Total noninterest income	1,298	1,382	(84)	(6.1)%

Expenses:
Compensation and benefits	1,130	1,378	(248)	(18.0)%
Professional fees	72	(108)	180	166.7%
Software and IT costs	1	(4)	5	125.0%
Depreciation and amortization	98	111	(13)	(11.7)%
Other expenses	90	100	(10)	(10.0)%
Total expenses	1,391	1,477	(86)	(5.8)%

Provision for income taxes from continuing operations	24	24	—	0.0%

Adjusted net loss	$(87)	$(72)	$(15)	20.8%

Stock compensation expense	$30	$47	$(17)	(36.2)%
Severance	$—	$—	$—	0.0%

	Successor		Predecessor	Non-GAAP Combined	Non-GAAP	Non-GAAP
	Nine months ended September 30,	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine months ended September 30,
	2026	2025	2025	2025	Change	% Change
	(in thousands)
Noninterest income:
CarStory revenue	$3,891	$5,585	$432	$6,017	$(2,126)	(35.3)%
Other income	108	132	13	145	(37)	(25.5)%
Total noninterest income	3,999	5,717	445	6,162	(2,163)	(35.1)%

Expenses:
Compensation and benefits	3,639	4,319	326	4,645	(1,006)	(21.7)%
Professional fees	166	(175)	13	(162)	328	202.5%
Software and IT costs	5	(1)	2	1	4	400.0%
Depreciation and amortization	304	321	240	561	(257)	(45.8)%
Other expenses	285	374	20	394	(109)	(27.7)%
Total expenses	4,399	4,838	601	5,439	(1,040)	(19.1)%

Provision for income taxes from continuing operations	81	73	5	78	3	3.8%

Adjusted net (loss) income	$(373)	$890	$(153)	$737	$(1,110)	(150.6)%

Stock compensation expense	$77	$81	$8	$89	$(12)	(13.5)%
Severance	$31	$—	$—	$—	$31	100.0%

Corporate

	Three Months Ended September 30,
	2026	2025	Change	% Change
	(in thousands)
Realized and unrealized losses, net of recoveries	$(143)	$(348)	$205	58.9%
Net interest income after losses and recoveries	143	348	(205)	(58.9)%

Noninterest income (loss):
Warranties and GAP income (loss), net	(428)	297	(725)	(244.1)%
Other income	—	2,006	(2,006)	(100.0)%
Total noninterest income (loss)	(428)	2,303	(2,731)	(118.6)%

Expenses:
Compensation and benefits	826	837	(11)	(1.3)%
Professional fees	883	820	63	7.7%
Software and IT costs	100	564	(464)	(82.3)%
Interest expense on corporate debt	578	42	536	1,276.2%
Other expenses	352	394	(42)	(10.7)%
Total expenses	2,739	2,657	82	3.1%

(Benefit) provision for income taxes from continuing operations	—	120	(120)	(100.0)%

	Successor		Predecessor	Non-GAAP Combined	Non-GAAP	Non-GAAP
	Nine months ended September 30,	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine months ended September 30,
	2026	2025	2025	2025	Change	% Change
	(in thousands)
Interest income (expense)	$—	$—	$(71)	$(71)	$71	100.0%

Realized and unrealized losses (gains), net of recoveries	(377)	(1,321)	(855)	(2,176)	1,799	82.7%
Net interest income after losses and recoveries	377	1,321	784	2,105	(1,728)	(82.1)%

Noninterest (loss) income:
Warranties and GAP income (loss), net	(419)	777	(83)	694	(1,113)	(160.4)%
Other income	—	2,244	34	2,278	(2,278)	(100.0)%
Total noninterest (loss) income	(419)	3,021	(49)	2,972	(3,391)	(114.1)%

Expenses:
Compensation and benefits	3,125	3,917	99	4,016	(891)	(22.2)%
Professional fees	2,940	3,745	112	3,857	(917)	(23.8)%
Software and IT costs	357	1,609	88	1,697	(1,340)	(79.0)%
Interest expense on corporate debt	1,806	42	91	133	1,673	1,257.7%
Impairment charges	—	677	—	677	(677)	(100.0)%
Other expenses	1,119	1,501	89	1,590	(471)	(29.6)%
Total expenses	9,347	11,491	479	11,970	(2,623)	(21.9)%

Provision for income taxes from continuing operations	111	241	—	241	(130)	(53.9)%

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we believe Adjusted net income (loss) is useful in evaluating our operating performance, total available liquidity is useful in evaluating our liquidity position, and tangible book value is useful in evaluating our capital position excluding intangible assets.

Adjusted net income (loss) is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Because Adjusted net income (loss) facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes.

Tangible book value is calculated as stockholders' equity in accordance with GAAP, after subtracting intangible assets. A reconciliation of stockholders' equity to tangible book value is included above.

Total available liquidity represents unrestricted cash and cash equivalents, availability from warehouse credit facilities, and available liquidity from the delayed draw facility. A reconciliation of unrestricted cash and cash equivalents to total available liquidity is included above.

These non-GAAP measures have limitations as analytical tools because they do not reflect all of the amounts associated with our results of operations or liquidity as determined in accordance with GAAP. Additionally, they may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for those comparative purposes. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. We have reconciled these non-GAAP financial measures with the most directly comparable GAAP financial measures elsewhere herein.

Non-GAAP Combined Nine Months Ended September 30, 2025

Our financial results for the periods from January 1, 2025 through January 14, 2025 are referred to as those of the “Predecessor” periods. Our financial results for the periods from January 15, 2025 and thereafter are referred to as those of the “Successor” periods. Our results of operations as reported in our Consolidated Financial Statements for these periods are prepared in accordance with GAAP. Although GAAP requires that we report our results for the period from January 1, 2025 through January 14, 2025 and the period from January 15, 2025 through September 30, 2025, separately, management views our operating results for the nine months ended September 30, 2025 by combining the results of the applicable Predecessor and Successor periods because such presentation provides the most meaningful comparison of our results to prior periods. We believe we cannot adequately benchmark the operating results of the period from January 15, 2025 through September 30, 2025 against any of the previous or future periods reported in our Consolidated Financial Statements without combining it with the period from January 1, 2025 through January 14, 2025 and we do not believe that reviewing the results of this period in isolation would be useful in identifying trends in or reaching conclusions regarding our overall operating performance. Management believes that the key performance metrics for the Successor period when combined with the Predecessor period provide more meaningful comparisons to other periods and are useful in identifying current business trends. Accordingly, in addition to presenting our results of operations as reported in our Consolidated Financial Statements in accordance with GAAP, the tables and discussion below also present the combined results for the nine months ended September 30, 2025. The combined results for the nine months ended September 30, 2025 represent the sum of the reported amounts for the Predecessor period from January 1, 2025 through January 14, 2025 and the Successor period from January 15, 2025 through September 30, 2025. These combined results are not considered to be prepared in accordance with GAAP and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined nine months ended September 30, 2026 (prepared on a GAAP basis) and nine months ended September 30, 2025 (prepared on a Non-GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

Adjusted net income (loss)

We calculate Adjusted net income (loss) as net income (loss) from continuing operations less preferred stock dividends attributable to noncontrolling interests of subsidiary, adjusted for stock compensation expense, severance expense, bankruptcy costs (which represent professional fees incurred related to the bankruptcy prior to filing of the petition and post-emergence), reorganization items, net (which relate to certain charges incurred during the bankruptcy proceedings, such as legal and professional fees incurred directly as a result of the bankruptcy proceeding, the write-off of deferred financing costs and discount on debt subject to compromise and other related charges), operating lease right-of-use assets impairment and long-lived asset impairment charges.

The following table presents a reconciliation of Adjusted net income (loss) to net income (loss) from continuing operations, which is the most directly comparable GAAP measure (in thousands):

	Three Months Ended September 30,
	2026	2025
Net loss from continuing operations	$(9,825)	$(27,142)
Preferred stock dividends attributable to noncontrolling interests of subsidiary	(696)	—
Adjusted to exclude the following:
Stock compensation expense	1,513	1,444
Severance expense	341	—
Adjusted net income (loss)	$(8,667)	$(25,698)

	Successor		Predecessor	Non-GAAP Combined
	Nine months ended September 30,	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine months ended September 30,
	2026	2025	2025	2025
		(in thousands)
Net (loss) income from continuing operations	$(28,316)	$(42,525)	$45,090	$2,565
Preferred stock dividends attributable to noncontrolling interests of subsidiary	(1,958)	—	—	—
Adjusted to exclude the following:
Stock compensation expense	4,375	3,771	144	3,915
Severance expense	536	388	4	392
Bankruptcy costs (prepetition filing and post-emergence)	—	913	—	913
Reorganization items, net	—	—	(51,036)	(51,036)
Impairment charges	—	4,156	—	4,156
Adjusted net loss	$(25,363)	$(33,297)	$(5,798)	$(39,095)

	Successor	Successor	Successor	Successor	Successor	Successor	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from July 1 through September 30,	Period from April 1 through June 30,	Period from January 1 through March 31,	Period from October 1 through December 31,	Period from July 1 through September 30,	Period from April 1 through June 30,	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,	Three Months Ended December 31,
	2026	2026	2026	2025	2025	2025	2025	2025	2025	2024

Net income (loss) from continuing operations	$(9,825)	$555	$(19,046)	$(11,521)	$(27,142)	$(8,932)	$(6,450)	$45,090	$38,640	$(36,716)
Preferred stock dividends attributable to noncontrolling interests of subsidiary	(696)	(691)	(571)	-	-	-	-	-	-	-
Stock compensation expense	1,513	1,435	1,427	1,410	1,444	1,836	491	144	635	935
Severance expense	341	195	-	-	-	367	21	4	25	287
Bankruptcy costs (prepetition filing and post-emergence)	-	-	-	-	-	-	913	-	913	3,582
Reorganization items, net	-	-	-	-	-	-	-	(51,036)	(51,036)	5,564
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-	4,156	-	4,156	-
Adjusted net income (loss)	(8,667)	1,494	(18,190)	(10,111)	(25,698)	(6,729)	(869)	(5,798)	(6,667)	(26,348)

Financial Outlook

For the full year 2026 we expect the following updated guidance:

Indirect origination volume(6): $460 - $485 million

Adjusted net income (loss)(3)(5): ($30) - ($35) million

(6) Represents retail installment sale contracts originated through third-party dealers.

The foregoing estimates are forward-looking statements that reflect the Company’s expectations as of November 10, 2026 and are subject to substantial uncertainty. See “Forward-Looking Statements” below.

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. Prior to January 2024, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our financial outlook for the full year 2026, including expected indirect origination volume and adjusted net income (loss) guidance, expected credit performance and realized and unrealized losses, lifetime loss expectations, expected benefits of our rebuilt internal customer scoring model, anticipated performance of recently underwritten loan vintages, the restructuring, including its impact and intended benefits, our strategic initiatives and long-term strategy, future expense management, planned technology investments, including in our technology platform and dealer portal, future results of operations and financial position, our total available liquidity, our liquidity position and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025, as updated by our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, which are available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances except as required by applicable law.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	As of September 30,	As of December 31,
	2026	2025
ASSETS
Cash and cash equivalents	$32,981	$10,384
Restricted cash (including restricted cash of consolidated VIEs of $58.4 million and $55.8 million, respectively)	58,443	55,914
Finance receivables at fair value (including finance receivables of consolidated VIEs of $779.9 million and $777.0 million, respectively)	802,996	808,636
Interest receivable (including interest receivables of consolidated VIEs of $11.3 million and $12.4 million, respectively)	11,576	12,834
Property and equipment, net	7,873	6,744
Intangible assets, net	10,944	12,370
Operating lease right-of-use assets	4,973	5,792
Other assets (including other assets of consolidated VIEs of $8.9 million and $9.8 million, respectively)	22,473	24,665
Assets from discontinued operations	—	46
Total assets	$952,259	$937,385
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)
Warehouse credit facilities of consolidated VIEs	$304,062	$318,655
Related party line of credit (Note 19)	—	18,500
Long-term debt (including securitization debt of consolidated VIEs of $393.2 million and $393.2 million, respectively)	414,966	423,197
Related party note (Note 19)	50,000	10,000
Operating lease liabilities	8,139	9,142
Other liabilities (including other liabilities of consolidated VIEs of $15.7 million and $15.7 million, respectively)	43,178	41,149
Liabilities from discontinued operations	142	124
Total liabilities	820,487	820,767
Commitments and contingencies (Note 12)

Mezzanine equity:
Preferred units, no par value, 15,000 series A units, 7,500 series B units, 16,000 series A1 units, 4,000 series B1 units authorized and issued to noncontrolling interests of subsidiary (Note 13)	40,704	—

Stockholders’ equity:
Common stock, $0.001 par value; 250,000,000 shares authorized as of September 30, 2026 and December 31, 2025, respectively; 5,274,798 and 5,199,641 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	5	5
Additional paid-in-capital	174,348	169,663
Accumulated deficit	(83,285)	(53,050)
Total stockholders’ equity	91,068	116,618
Total liabilities, mezzanine equity and stockholders’ equity	$952,259	$937,385

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended September 30,
	2026	2025
Interest income	$43,653	$44,829

Interest expense:
Warehouse credit facility	4,472	4,544
Securitization debt	7,458	8,771
Total interest expense	11,930	13,315
Net interest income	31,723	31,514

Realized and unrealized losses, net of recoveries	20,404	43,202
Net interest income after losses and recoveries	11,319	(11,688)

Noninterest income:
Servicing income	922	1,088
Warranties and GAP income, net	2,678	3,152
CarStory revenue	1,261	1,347
Other income	1,863	3,924
Total noninterest income	6,724	9,511

Expenses:
Compensation and benefits	17,191	16,287
Professional fees	2,481	1,538
Software and IT costs	3,312	3,062
Depreciation and amortization	1,569	998
Interest expense on corporate debt	1,043	706
Other expenses	2,248	2,230
Total expenses	27,844	24,821

Loss from continuing operations before provision for income taxes	(9,801)	(26,998)
(Benefit) provision for income taxes from continuing operations	24	144
Net loss from continuing operations	$(9,825)	$(27,142)
Net (loss) income from discontinued operations	$(22)	$366
Net loss	$(9,847)	$(26,776)
Preferred stock dividends attributable to noncontrolling interests of subsidiary	$(696)	$—
Net loss attributable to controlling interest and common shareholders	$(10,543)	$(26,776)
Net loss per share attributable to common stockholders, continuing operations, basic and diluted	$(2.01)	$(5.22)
Net (loss) income per share attributable to common stockholders, discontinued operations, basic and diluted	$(0.00)	$0.07
Total net loss per share attributable to common stockholders, basic and diluted	$(2.01)	$(5.15)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	5,243,437	5,199,581

	Successor		Predecessor
	Nine months ended September 30,	Period from January 15 through September 30,	Period from January 1 through January 14,
	2026	2025	2025
Interest income	$129,734	$127,734	$7,183

Interest expense:
Warehouse credit facility	11,307	12,421	1,017
Securitization debt	24,664	25,202	1,178
Total interest expense	35,971	37,623	2,195
Net interest income	93,763	90,111	4,988

Realized and unrealized losses, net of recoveries	55,750	73,802	6,792
Net interest income (loss) after losses and recoveries	38,013	16,309	(1,804)

Noninterest income:
Servicing income	2,986	3,601	192
Warranties and GAP income, net	8,655	10,876	307
CarStory revenue	3,891	5,585	432
Other income	7,060	8,472	113
Total noninterest income	22,592	28,534	1,044

Expenses:
Compensation and benefits	55,088	53,445	2,823
Professional fees	8,985	8,898	297
Software and IT costs	9,717	8,884	457
Depreciation and amortization	4,391	2,315	1,057
Interest expense on corporate debt	3,318	1,884	176
Impairment charges	—	4,156	—
Other expenses	7,230	7,433	371
Total expenses	88,729	87,015	5,181

Loss from continuing operations before reorganization items and provision for income taxes	(28,124)	(42,172)	(5,941)
Reorganization items, net	—	—	51,036
(Loss) income from continuing operations before provision for income taxes	(28,124)	(42,172)	45,095
Provision for income taxes from continuing operations	192	353	5
Net (loss) income from continuing operations	$(28,316)	$(42,525)	$45,090
Net income (loss) from discontinued operations	39	878	(4)
Net (loss) income	$(28,277)	$(41,647)	$45,086
Preferred stock dividends attributable to noncontrolling interests of subsidiary	$(1,958)	$—	$—
Net (loss) income attributable to controlling interest and common shareholders	$(30,235)	$(41,647)	$45,086

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

(in thousands, except share and per share amounts)

(unaudited)

	Successor		Predecessor
	Nine months ended September 30,	Period from January 15 through September 30,	Period from January 1 through January 14,
	2026	2025	2025
Net (loss) income per share attributable to common stockholders, basic:
Continuing operations	(5.80)	(8.21)	24.74
Discontinued operations	0.01	0.17	(0.00)
Basic	$(5.79)	$(8.04)	$24.74
Net (loss) income per share attributable to common stockholders, diluted:
Continuing operations	(5.80)	(8.21)	23.89
Discontinued operations	0.01	0.17	(0.00)
Diluted	$(5.79)	$(8.04)	$23.89
Weighted-average number of shares outstanding used to compute net (loss) income per share attributable to common stockholders:
Basic	5,217,768	5,179,023	1,822,541
Diluted	5,217,768	5,179,023	1,887,370

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Successor		Predecessor
	Nine months ended September 30,	Period from January 15 through September 30,	Period from January 1 through January 14,
	2026	2025	2025
Operating activities
Net (loss) income from continuing operations	$(28,316)	$(42,525)	$45,090
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Impairment charges	—	4,156	—
Depreciation and amortization	4,391	2,315	1,057
Losses on finance receivables and securitization debt, net	64,918	85,752	4,762
Losses on Warranties and GAP	4,924	5,416	407
Stock-based compensation expense	4,375	3,771	144
Amortization of unearned discounts on finance receivables at fair value	—	—	(416)
Non-cash reorganization items, net	—	—	(51,741)
Other, net	366	(1,227)	193
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables, held for sale	—	—	(14,337)
Principal payments received on finance receivables, held for sale	—	—	6,481
Other	—	—	169
Interest receivable	1,258	1,406	(164)
Other assets	3,690	1,336	5,178
Other liabilities	2,487	(4,046)	(2,627)
Net cash provided by (used in) operating activities from continuing operations	58,093	56,354	(5,804)
Net cash provided by (used in) operating activities from discontinued operations	103	(2,446)	(207)
Net cash provided by (used in) operating activities	58,196	53,908	(6,011)
Investing activities
Finance receivables, held for investment at fair value
Originations of finance receivables, held for investment at fair value	(331,415)	(319,736)	—
Principal payments received on finance receivables, held for investment at fair value	253,264	239,198	2,985
Principal payments received on beneficial interests	540	1,135	147
Purchase of property and equipment	(4,094)	(5,394)	(151)
Net cash (used in) provided by investing activities from continuing operations	(81,705)	(84,797)	2,981
Net cash provided by investing activities from discontinued operations	—	637	—
Net cash (used in) provided by investing activities	(81,705)	(84,160)	2,981
Financing activities
Proceeds from borrowings under secured financing agreements	225,000	307,780	—
Principal repayment under secured financing agreements	(214,230)	(191,617)	(16,676)
Proceeds from financing of beneficial interests in securitizations	—	16,223	—
Principal repayments of financing of beneficial interests in securitizations	(8,107)	(10,335)	(1,028)
Proceeds from warehouse credit facilities	266,600	256,000	11,900
Repayments of warehouse credit facilities	(281,193)	(349,945)	(8,094)
Proceeds from preferred units issued to noncontrolling interests of subsidiary, net of issuance costs	40,704	—	—
Cash paid for preferred stock dividends attributable to noncontrolling interests of subsidiary	(1,374)	—	—
Proceeds from issuance of related party note	21,500	10,000	—
Other financing activities	(265)	(1,857)	—
Net cash provided by (used in) financing activities	48,635	36,249	(13,898)
Net increase (decrease) in cash, cash equivalents and restricted cash	25,126	5,997	(16,928)
Cash, cash equivalents and restricted cash at the beginning of period	66,298	61,441	78,369
Cash, cash equivalents and restricted cash at the end of period	$91,424	$67,438	$61,441

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$37,614	$35,078	$4,534
Cash paid for reorganization items, net	$—	$—	$1,705
Accrued and unpaid preferred stock dividends attributable to noncontrolling interests of subsidiary	$584	$—	$—
Exchange of outstanding debt for 2032 Notes	$28,500	$—	$—
Cash paid for income taxes, net of (refunds)	$(330)	$—	$—